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                                                                    EXHIBIT 23.a



                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Prospectus included in this Registration Statement on Form S-8 of our report dated February 16, 2000, relating to the financial statements and financial statement schedule of Masco Corporation, which appears in Masco Corporation's Annual Report on
Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICEWATERHOUSECOOPERS LLP


Detroit, Michigan
July 12, 2000